Pax World Funds Series Trust I and

Pax World Funds Series Trust III

(the “Trusts”)

Supplement Dated February 26, 2018

to the Prospectus and Statement of Additional Information dated May 1, 2017

1.	Pax Ellevate Global Women’s Index Fund

Effective on or about February 26, 2018, the name of Pax Ellevate Global Women’s Index Fund will change to Pax Ellevate Global Women’s Leadership Fund. Accordingly, each reference in the Prospectus and Statement of Additional Information to Pax Ellevate Global Women’s Index Fund is hereby replaced with Pax Ellevate Global Women’s Leadership Fund (the “Fund”).

Additionally, effective February 26, 2018, the Fund’s investment adviser, Pax Ellevate Management LLC, will contractually agree to waive its management fees in excess of 0.55% of the Fund’s net assets through March 1, 2019. Accordingly, the Prospectus will be amended, effective February 26, 2018, as follows:

PROSPECTUS

The table entitled Annual Fund Operating Expenses in the section entitled Fees & Expenses is replaced in its entirety with the following:

	Institutional Class	Individual Investor Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Annual Fund Operating Expenses	0.65%	0.90%
Fee Waiver[2]	(0.10)%	(0.10)%
Net Annual Fund Operating Expenses	0.55%	0.80%

[1]	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.
[2]	The Global Women’s Fund’s investment adviser has contractually agreed to waive its management fees in excess of 0.55% of the Fund’s net assets through March 1, 2019. This waiver may not be modified or terminated prior to that date without the approval of the Board of Trustees.

The table in the section entitled Example of Expenses is replaced in its entirety with the following:

	1 year	3 years	5 years	10 years
Institutional Class	$56	$198	$352	$801
Individual Investor Class	$82	$277	$489	$1,099

*****

Additionally, effective February 26, 2018, the Prospectus and Statement of Additional Information will be amended to address an arrangement between the co-owners of the Fund’s investment adviser regarding investments made in the Fund through one of the co-owner’s related businesses, as follows:

The second paragraph in the section entitled Management, Organization and Capital Structure – Investment Advisers is replaced in its entirety with the following:

Pax Ellevate Management LLC (“PEM”), 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, is the investment adviser for the Global Women’s Fund. PEM is responsible for the management of the Global Women’s Fund, subject to oversight by the Board of Trustees of Pax World Funds Series Trust III, of which the Global Women’s Fund is the only series. PEM is a registered investment adviser and has been an investment adviser since 2014. PEM is 51% owned by Impax Asset Management LLC, formerly known as Pax World Management LLC (“IAM”), and 49% owned by Ellevate Asset Management LLC (“Ellevate”). All fees paid by shareholders in the Global Women’s Fund are paid to PEM, which in turn distributes such fees between IAM and Ellevate pursuant to a written agreement between IAM and Ellevate; provided, however, that PEM pays all fees attributable to shareholders invested through any Ellevest, Inc. investment service, including its digital brokerage platform and its private wealth management service (the “Ellevest Income”), exclusively to IAM, with the understanding and agreement that IAM will donate the portion of the Ellevest Income that would have been paid to Ellevate under normal circumstances to a non-profit or non-profits agreed upon by IAM and Ellevate and dedicated to the empowerment of women and girls.

STATEMENT OF ADDITIONAL INFORMATION

The fourth paragraph in the section entitled Investment Advisory and Other Services is replaced in its entirety with the following:

PEM is 51% owned by Impax Asset Management LLC, formerly known as Pax World Management LLC (“IAM”), and 49% owned by Ellevate Asset Management LLC (“Ellevate”). As a result, IAM and Ellevate Asset Management LLC may be deemed to “control” PEM. As of January 18, 2018, approximately 87% of IAM’s capital stock is owned by a subsidiary of Impax Asset Management Group plc, a publicly traded company on the Alternative Investment Market of the London Stock Exchange. All of the capital stock of Ellevate Asset Management LLC is currently owned by Krawcheck Holdings, which is owned by Ms. Krawcheck. All fees paid by shareholders in the Global Women’s Fund are paid to PEM, which in turn distributes such fees between IAM and Ellevate pursuant to a written agreement between IAM and Ellevate; provided, however, that PEM pays all fees attributable to shareholders invested through any Ellevest, Inc. investment service, including its digital brokerage platform and its private wealth management service (the “Ellevest Income”), exclusively to IAM, with the understanding and agreement that IAM will donate the portion of the Ellevest Income that would have been paid to Ellevate under normal circumstances to a non-profit or non-profits agreed upon by IAM and Ellevate and dedicated to the empowerment of women and girls.

2. Pax Global Environmental Markets Fund

Effective February 26, 2018, a new portfolio manager is added for the Pax Global Environmental Markets Fund, as described in greater detail below. Accordingly, the Prospectus will be amended, effective February 26, 2018, as follows:

PROSPECTUS

The section entitled “Portfolio Managers” is replaced in its entirety with the following:

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Global Environmental Markets Fund’s investments.

Portfolio Manager	Since	Title
Bruce Jenkyn-Jones	2008	Portfolio Manager
Hubert Aarts	2013	Portfolio Manager
David Winborne	2018	Portfolio Manager

The following is added to the section entitled “Management, Organization and Capital Structure –Portfolio Managers:”

David Winborne is a Co-Portfolio Manager of the Global Environmental Markets Fund. Mr. Winborne joined Impax Asset Management Ltd. in September 2015 as a senior portfolio manager on the listed equity team, and his responsibilities include co-management of the Leaders and Global Opportunities strategies. He arrived from the in-house asset management team at Tesco Pension Investment, where he had joint responsibility for the successful development, launch and management of a new global equities investment platform. Prior to joining Impax Asset Management Ltd., Mr. Winborne was a fund manager at Sarasin & Partners, where he was responsible for the firm’s Asia Pacific Equity fund and for contributing investment recommendations to Sarasin’s flagship thematic Global Equity fund. After graduating from the University of Bath, Mr. Winborne began his career at Insight Investment on the Global Equities graduate scheme in 2003 as a global equity analyst.

STATEMENT OF ADDITIONAL INFORMATION

The second table in the section entitled “Portfolio Managers – Other Accounts Managed” is replaced in its entirety with the following:

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Bruce Jenkyn-Jones	19	$4,340	10	$1,030	0	$0
Hubert Aarts	19	$4,340	10	$1,030	0	$0
David Winborne	0	$0	0	$0	0	$0

The section entitled “Portfolio Managers – Ownership of Securities” is replaced in its entirety with the following:

As of December 31, 2016, (i) the dollar value of shares of the Large Cap Fund owned beneficially by Christopher H. Brown was $0, (ii) the dollar value of shares of the Mid Cap Fund owned beneficially by Nathan Moser was $0, (iii) the dollar value of shares of the Small Cap Fund owned beneficially by Nathan Moser was $10,001-$50,000, (iv) the dollar value of shares of the ESG Beta Quality Fund owned beneficially by Ran Leshem was $0; by Robert Tymoczko was $0; by Michael Branch was $0; by Annie Tan was $0; and by David Loehwing was $10,001-$50,000; (v) the dollar value of shares of the ESG Beta Dividend Fund owned beneficially by Ran Leshem was $0; by Robert Tymoczko was $0; by Michael Branch was $0; by Annie Tan was $0; and by David Loehwing was $0; (vi) the dollar value of shares of the International Index Fund owned beneficially by Christopher H. Brown was $10,001-$50,000; by Scott LaBreche was $10,001-$50,000; and by Greg Hasevlat was $0, (vii) the dollar value of shares of the Global Women’s Fund owned beneficially by Julie Gorte was $100,001-$500,000; by Scott LaBreche was $1-$10,000; and by Heather Smith was $0, (viii) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Bruce Jenkyn-Jones was $0; by Hubert Aarts was $0, and by David Winborne was $0; (ix) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $0; (x) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $1-$10,000; and by Kent Siefers was $10,001-$50,000, and (xi) the dollar value of shares of the Balanced Fund owned beneficially by Christopher H. Brown was $100,001-$500,000; by Anthony Trzcinka was $100,001-$500,000; by Nathan Moser was $10,001-$50,000; and by Peter Schwab was $0. As of September 18, 2017, (i) the dollar value of the shares of the Large Cap Fund owned beneficially by Andrew Braun was $0 and by Barbara Browning was $0, (ii) the dollar value of shares of the International Index Fund owned beneficially by Steve Falci was $50,001-$100,000, and (iii) the dollar value of shares of the Balanced Fund owned beneficially by Andrew Braun was $0 and by Steve Falci was $10,001-$50,000.